Exhibit 99.2

38th Annual J.P. Morgan Healthcare Conference John F. Crowley, Chairman and Chief Executive Officer January 14, 2020

Introduction 2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, business development plans and the projected revenues, sales, expenses and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans or projections will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue, sales, expenses and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans and strategies. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2018. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

Introduction 3 PLATFORM & Glycobiology AT-GAA Phase 3 in Pompe Disease Two Clinical-Stage Gene Therapies *Preliminary and unaudited ~$450M+ Cash as of 12/31/19* GLOBAL COMMERCIAL ORGANIZATION Robust R&D Engine Nearly 50+ Lysosomal Disorders and More Prevalent Rare Diseases EMPLYEES in 27ountries Gene Therapy Protein Engineering World Class BIOLOGICS Capabilities A leading fully-integrated, global rare disease biotechnology company

Introduction 4 Gene Therapy Portfolio AT-GAA Pompe ERT Galafold $1B+ $1B-2B+ Opportunity Opportunity $1B+ Opportunity To Transformthe Lives of Thousands of Patients A broad and patient-focused portfolio to drive value creation

Introduction 5

# A RARE PORTFOLIO


DISCOVERY
PRECLINICAL
PHASE 1/2
PHASE 3
REGULATORY
COMMERCIAL
Fabry Franchise
Galafold®(migalastat) Monotherapy ODD
Fabry Gene Therapy
PENN
Pompe Franchise
AT-GAA (Novel ERT + Chaperone) ODD
Pompe Gene Therapy
PENN
Batten Franchise – Gene Therapies
CLN6 Batten Disease ODD RPD
NCH
CLN3 Batten Disease ODD RPD
NCH
CLN8 Batten Disease
NCH
CLN1 Batten Disease
NCH
Next Generation Research Programs and CNS Gene Therapies
CDKL5 Deficiency Disorder GTx / ERT
PENN
Niemann-Pick Type C (NPC)
NCH / PENN
Tay-Sachs Disease
NCH
Others
NCH / PENN
MPS Franchise
Mepsevii™ (vestronidase alfa) (Japan Only)*
Next Generation MPSIIIA
PENN
MPSIIIB
PENN
LEGEND
ODD - Orphan Drug Designation
RPD - Rare Pediatric Disease Designation

*Exclusive license from Ultragenyx for Japanese rights to Mepsevii™, investigator-sponsored trial in Japan underway

Amicus Therapeutics

Introduction 6 2019 Key Strategic Priorities Nearly double annual revenue for Galafold (guidance $160M-$180M) ✓ 1 2 3 4 5 ✓ Complete enrollment in AT-GAA Pivotal Study (PROPEL) and report additional Phase 2 data ✓ Report additional 2-year clinical results in CLN6 Batten disease and substantially complete enrollment in ongoing CLN3 Phase 1/2 study ✓ Establish preclinical proof of concept for Fabry and Pompe gene therapies ✓ Maintain strong financial position

Introduction 7

# 2020 Key Strategic Priorities

1. **Achieve global product revenue for Galafold of $250M-$260M**
2. **Complete Pompe Phase 3 PROPEL study, enroll pediatric studies and advance manufacturing to support 2021 BLA and MAA**
3. **Advance clinical development, manufacturing and regulatory discussions for CLN6 and CLN3 Batten programs**
4. **Progress Pompe gene therapy towards IND and disclose up to two additional IND candidates**
5. **Maintain strong financial position**

Amicus Therapeutics

Introduction 8 Our Passion for Making a Difference Unites Us Amicus is now poised to create significant shareholder value while advancing our mission for patients

Introduction 9 Key Takeaways Strong Financial Outlook with Current Cash Well into 2022 Portfolio of Gene Therapy Programs and Technologies Provides Foundation for Future AT-GAA for Pompe Advances Toward Approval as “Crown Jewel” of Amicus Portfolio Galafold Continues Strong Launch Performance & Cornerstone of Amicus Success Recent successes across our science, clinical, regulatory and commercial efforts position us for the future

Fabry Disease Overview “We support the disease communities – and their families” - Amicus Belief Statement

Fabry Disease 11

# Fabry Disease Overview

## Fabry Disease is a Fatal Genetic Disorder that Affects Multiple Organs and is Believed to be Significantly Underdiagnosed

### Key Facts:

- α-Gal A enzyme deficiency leads to substrate (GL-3) accumulation
- >1,000 known mutations
- ~10K diagnosed WW (51% female/49% male[4])
- Newborn screening studies suggest 5-10 fold greater incidence (~1:1000 - 1:4000)



**Leading Causes of Death:**

- Transient Ischemic Attack (TIA) & Stroke[1]
- Heart Disease[2]
- Kidney Disease[3]

**Life-Limiting Symptoms:**

- Gastrointestinal[3]

1. Desnick R, *et al.* Ann Intern Med. 2003; 2. Yousef Z, *et al.* Eur Heart J. 2013; 3. Germain D. Orphanet J Rare Dis.; 2010 4. Fabry Registry 2011

Amicus Therapeutics

Galafold® (migalastat) Global Launch… …taking a leadership role in the treatment of Fabry disease “We push ideas as far and as fast as possible” - Amicus Belief Statement

Galafold: Precision Medicine for Fabry Disease 13

# Galafold Snapshot (as of December 31, 2019)

**Galafold is the cornerstone of Amicus' success. It is an orally delivered small molecule precision medicine with a unique mechanism of action for Fabry patients with amenable variants that replaces the need for intravenously delivered enzyme replacement therapy**

## One of the Most Successful Rare Disease Launches


Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus
Galafold™ (migalastat) capsules 123 mg

- **~$181M** FY19 Galafold Revenue (preliminary unaudited)
- **$250-260M** FY20 Global Galafold Rev. Guidance
- **Geographic Expansion in 2019** Including Argentina, Brazil, Colombia, Taiwan
- **348** Amenable Variants in U.S. Label
- **40+** Countries with Regulatory Approvals: Including U.S., EU, Japan, and Other Countries

Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 14

# Galafold Success and FY19 Galafold Revenue Guidance

**Strong full-year performance of ~$181M (preliminary/unaudited) revenue, exceeding guidance of $170-$180M**


$34M
$44M
$49M
~$54M*
~$181M*
1Q19
2Q19
3Q19
4Q19
FY19

*Preliminary and unaudited

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 15 Galafold Global Launch Momentum (as of December 31, 2019) FY19 Strength Reflects Positive Momentum Across All Key Global Commercial Metrics and 1,000+ Treated Patients ▪ ▪ ▪ ▪ ▪ ▪ Global: 30%+ estimated global market share of treated amenable patients (as of 9/30/19)* U.S.: Steady growth in adoption from 100+ prescribers and broad reimbursement coverage EU: Accelerated patient growth in new and established markets throughout 2019 APAC: Continued strong contribution from Japan and Australia LATAM: New approvals in Brazil, Colombia and Argentina lay strong foundation for future growth Demographics: Global mix of switch (65%) and previously untreated patients (35%) *Market share based on reported global Fabry sales for the calendar year ending 3Q19 and assumes a 35% amenability rate. Global commercial metrics continue to be very strong with >90% compliance and adherence, 30% global market share of treated amenable patients and continued broad market access

Galafold: Precision Medicine for Fabry Disease 16

# Galafold Growth Trajectory

**Galafold is on track to generate $1B+ in projected cumulative revenues from 2020-2022 and is on an anticipated path to $500M+ in annual sales in 2023 and $1B+ annual sales at peak**


5-Year CAGR of 40+%
$91M
~$181M*
$250M-
$260M
$500M+
$1B
Annual
Revenue
FY18
FY19
FY20
FY21
FY22
FY23
Peak
~$1B
Projected Cumulative Revenues (2020-2022)

*Preliminary and unaudited

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 17 Fabry Disease Diagnostic and Growth Drivers Where permitted, provide funding for genetic testing No-cost Testing Efforts underway in areas where patients may be misdiagnosed or do not know the cause of their symptoms (e.g. pain and MS clinics) Exploring partnerships with genetic testing companies Population Screening High Risk Screening Initiatives Expediting Diagnosis Fabry in Algorithm analysis of claims/EHR data underway in multiple geographies across common symptoms of Fabry Amicus held NBS Summit with world experts to discuss strategies to expand new born screening Newborn Screening Digital Fabry disease is both underdiagnosed and misdiagnosed. Expanded screening initiatives have the potential to drive a shorter pathway to correct diagnosis for individuals living with Fabry disease

Galafold: Precision Medicine for Fabry Disease 18

# Galafold Opportunity

**With inherent Fabry market growth and our work to improve diagnosis and screening, Galafold has the potential to drive $1B+ annual revenue at peak.**

**~$181M***

**2019**

1st full-year launch in major geographies

**$500M+ Projected Revenue**

**2023**

Market penetration in existing and new markets

Continued uptake into diagnosed, untreated market

**$1B+ Opportunity**

**2028+**

Durable growth in underlying Fabry disease diagnosis drives longer-term projections

Strong IP protection through orphan drug acts in U.S. and EU, as well as multiple patents

*Preliminary and unaudited

Amicus Therapeutics

AT-GAA: Next Potential Standard of Care for Pompe Disease “We encourage and embrace constant innovation” - Amicus Belief Statement

AT-GAA for Pompe Disease 20

# Pompe Disease Overview

**Pompe disease is a severe and fatal muscular dystrophy and one of the most prevalent lysosomal disorders with very high unmet medical need**



- 5,000 – 10,000+ patients diagnosed WW[1]; newborn screening suggests underdiagnosis
- Age of onset ranges from infancy to adulthood
- Patients on current standard of care decline after ~2 years
- Respiratory and cardiac failure are leading causes of morbidity and mortality
- Deficiency of GAA leading to glycogen accumulation and cellular dysfunction
- Symptoms include muscle weakness, respiratory failure, and cardiomyopathy
- ~$1B+ global Pompe ERT sales[2]

1. National Institute of Neurological Disorders and Stroke (NIH). 2. Based on calendar year ending September 30, 2019. Exchange rate as of 1/6/19. Source: Sanofi Press Releases

Amicus Therapeutics

AT-GAA for Pompe Disease 21 AT-GAA: Foundation in Protein Engineering Amicus scientists specializing in protein engineering and glycobiology created a uniquely glycosylated and highly phosphorylated ERT (AT-GAA) that significantly enhances targeting to key muscles affected in patients

AT-GAA for Pompe Disease 22 U.S. FDA Granted BTD to AT-GAA in Late-Onset Pompe Disease (LOPD) AT-GAA BTD Based on Ph 1/2 Clinical Efficacy • • Improvements in 6-minute walk distance Comparison to natural history of treated patients Plans to apply for and initiate a rolling BLA submission for AT-GAA BTD Features in LOPD in 2020 • • • Intensive guidance on an efficient drug development program Organizational commitment involving senior agency staff All Fast Track program features including rolling submission BTD Criteria • • Intended to treat a serious or life-threatening disease or condition Preliminary clinical evidence indicates drug may demonstrate substantial improvement over existing therapies on one or more clinically significant endpoints AT-GAA is the first ever second-generation product for any lysosomal disorder to earn FDA Breakthrough Therapy Designation (BTD)

AT-GAA for Pompe Disease 23 6MWT Natural van der Ploeg 2017 History: Phase 1/2 AT-GAA Data vs. Medical Literature Comparison of Phase 1/2 AT-GAA data to Natural History on Standard of Care: ATB200-02 Versus van der Ploeg 2017 Study 40 20 AT-GAA 0 -20 Standard of Care -40 -60 N (Lots)=22 N (ATB200-02)=10 Time from first infusion (months) 1. Data for AT-GAA represent time from first infusion of SOC ERT and change from baseline at the time of switching from SoC to AT-GAA 2. Source: ATB200-02 IA#7; Ans T. van der Ploeg et al. Poster presented at the 13th Annual WORLD Symposium™ 2017, February 13–17, 2017, San Diego, CA, USA 6MWT % predicted change from baseline 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 84 88 92 96 100 104 108 Improvement in percentage predicted 6MWD seen in all patients who switched from alglucosidase alfa to AT-GAA

AT-GAA for Pompe Disease 24 PROPEL (ATB200-03) Study Design 52-Week Primary Treatment Period (Double-Blind) 2:1 Randomization • PROPEL pivotal study over-enrolled with data expected in 1H2021 AT-GAA Bi-Weekly Participants with Late-Onset Pompe Disease n=123 59 WW Clinical Sites • Study includes ERT-Switch and ERT-Naïve Patients Long-Term Extension (Open-Label) • FDA and EMA agreed upon primary endpoint of 6MWD, an integrated measure of disease progression that evaluates both cardiopulmonary and musculoskeletal systems Standard of Bi-Weekly Care Primary Endpoint: 6-Minute Walk Test at Week 52; Multiple Secondary Endpoints Phase 3 exceeded enrollment with data expected in 1H2021. The study is highly powered for success and supports a broad label, with FDA and EMA agreement on study design and primary endpoint (6MWT)

AT-GAA for Pompe Disease 25 Pompe Biologics Manufacturing •Manufacturing PPQ runs at WuXi biologics are underway •Agreements on biocomparability between 250L and 1,000L scale with key regulators (FDA, BfARM) •All PROPEL participants treated with drug manufactured at 1,000L •Current bioreactor capacity to supply global population Amicus and partner WuXi Biologics have successfully produced AT-GAA at 1,000L commercial scale, demonstrating unique capabilities in Amicus biologics process science, manufacturing and quality control

AT-GAA for Pompe Disease 26 AT-GAA: Key Takeaways • PROPEL pivotal study exceeded enrollment with data expected 1H2021 Breakthrough Therapy Designation and the Promising Innovative Medicine designation highlight unmet need in Pompe disease today Plan to submit and initiate rolling submission of Biologics License Application in 2020 Manufacturing PPQ runs at WuXi biologics on track Peak revenue potential of $1B-$2B, with exclusivity well into 2030s • • • • AT-GAA for Pompe Advances Toward Approval as “Crown Jewel” of Amicus Portfolio

Next Generation Gene Therapy Platform “We have a duty to obsolete our own technologies” - Amicus Belief Statementv

Next Generation Gene Therapy Platform 28 A Natural Evolution: Chaperones to Optimized ERT to Gene Therapy Pharmacological Chaperones Next-Generation ERTs Gene Therapies Stabilize “naturally produced” enzymes Stabilize and target “externally produced” enzymes Stabilize and target “internally produced” enzymes Amicus’ expansion into gene therapy is built upon years of experience in developing genetic medicines designed to deliver deficient proteins to target cells and organelles

General Corporate & Gene Therapy Overview 29 Batten Disease Overview Source: Batten Disease Fact Sheet, NINDS, Publication date June 2018. Disease Overview •A group of disorders known as neuronal ceroid lipofuscinoses (NCLs), collectively referred to as Batten disease •Mutation in one of 13 different CLN genes leads to lysosomal dysfunction •Signs and symptoms include loss of speech, ambulation, vision and cognition Batten disease is a devastating early childhood disease that is 100% fatal in children

General Corporate & Gene Therapy Overview 30 CLN6 Clinical Efficacy Data: Natural History Matched Comparisons N= 4 NH pts N= 9 NH pts N= 3 NH pts Age (months) Age (months) Age (months) Age (months) GTx patient NH Pts (mean) N= 1 NH pt N= 1 NH pt N= 1 NH pt N= 4 NH pts Age (months) Age (months) Age (months) Age (months) *Matched for age and exact baseline Hamburg score. No current match (for age and exact M+L score at baseline) for youngest patient (pt. 7) Source: Data on file Hamburg M+L Hamburg M+L Hamburg M+L Hamburg M+L Hamburg M+L Hamburg M+L Hamburg M+L Hamburg M+L Analysis of treated patients demonstrates improvement compared to natural history patients matched for age and baseline Hamburg M+L score*

Next Generation Gene Therapy Platform 31 Batten Disease Franchise >2,000 CLN1 ~750 CLN8 ~5,000 CLN3 ~1,000 CLN6 *Estimated addressable U.S., EU, Japan, and other major, reimbursable markets based on published incidence and prevalence CLN6 results validate the broad potential of the intrathecal AAV platform to build a valuable and significant franchise to save thousands of children suffering from multiple types of Batten diseases with potential for $1B+ in recurring peak revenue

Amicus-Penn Collaboration 32 Combines Amicus and Penn Expertise Across Lysosomal and Rare Diseases Protein Engineering & Glycobiology Expertise Clinical and Regulatory Expertise Global Commercial Infrastructure Team of 200+ scientists bringing expertise and experience in: Vectors, Tropisms, Capsids Safety Dosing, Immunology Manufacturing, Scalability Next-Generation Gene Therapy Platform Driving 1-2 new INDs every year starting in 2020 Combines Amicus expertise in protein engineering with Penn expertise in AAV vectors, manufacturing and immunology to improve safety, efficacy and speed development

Next Generation Gene Therapy Platform 33 Protein Engineering Platform Has Potential To Be Broadly Applicable to Gene Therapies For Majority of LDs Pompe - GAA CLN1 – PPT1 CLN2 – TTP1 3 60 30 2 40 20 1 20 10 0 0 0 0 2 4 6 8 10 0.0 0.5 1.0 0.0 0.1 0.2 0.3 0.4 0.5 rhGAA (nM) Relative concentration (By Activity) Realtive Enzyme Added Fabry – GLA AGU – AGA 5×10 7 200 4×10 7 150 3×10 7 100 2×10 7 50 1×10 7 0 0 0.0 0.5 1.0 0.0 0.5 1.0 Realtive Enzyme Added Realtive Enzyme Added Source: Data on file Bound GAA Activity (nmol/mL/hour) Bound Activity (nmol/mL/hour) Bound Activity (nmol/mL/hour) Bound Activity (RFU) Bound Activity (nmol/mL/hour) Engineered GLA Natural GLA Engineered hAGA Natural hAGA Natural hGAA Engineered hGAA Engineered hTTP1 Natural hTTP1 Engineered hPPT1 Natural hPPT1 Amicus has repeatedly validated the protein engineering platform approach in multiple indications to design transgenes with improved cellular uptake

Next Generation Gene Therapy Platform 34 Pompe Gene Therapy Summary and Next Steps • • Clinical candidate selected Toxicology batch manufacturing and to Paragon underway GMP tech transfer • • IND enabling toxicology work in progress Potential to enter clinic in 1H2021 Initial Pompe preclinical gene therapy data demonstrate differentiated profile and clear pathway toward the clinic

Next Generation Gene Therapy Platform 35 Gene Therapy: Key Takeaways • CLN6 data show profound impact as compared to natural history matched for age and baseline. Potential to become first ever approved gene therapy for fatal brain disease in children AAV intrathecal platform increasingly gives confidence in CLN3 program (largest cause of childhood neurodegeneration, 5,000+ children) Penn Collaboration R&D engine, with rights to 50+ diseases and access to world class gene therapy technology and expertise 2 clinical and 8 preclinical gene therapies in development and one clinical candidate now generated (Pompe) • • •

Financial Summary & Milestones “We are business led and science driven” - Amicus Belief Statement

Financial Summary 37 Cash Runway Now to Well into 2022 (~2.5 years) ~$450M+ Cash YE2019* Well into 2022 ~2.5 Years Cash Runway *Preliminary and unaudited Fully funded through major milestones in portfolio and continued global growth

Financial Summary 38 Financial Outlook: Key Takeaways • Company now fully funded through major milestones in portfolio and continued global growth Cumulative Galafold projected revenue of $1B+ in 2020-2022 offsets significant majority of company spend/investments Extended cash flow runway through OpEx savings, CapEx phasing, program prioritization and increased Galafold revenue projections No material business development planned or needed in next several years Only modest additional capital required in the outer years to extend runway into profitability with multiple non-equity sources available as/when needed • • • •

Financial Summary 39 At Major Inflection Point: Path to Profitability • • • • • Grow Galafold Advance AT-GAA to pivotal data, global approvals and launch Progress CLN6, CLN3 and Pompe gene therapies into and through the Generate 1-2 gene therapy INDs every year starting in 2021 clinic Discover and develop next generation protein engineering and gene therapy technologies with Penn Only modest additional capital required in outer years to extend runway into profitability with multiple non-equity sources available as/when needed Clear strategy to build our business, advance our portfolio and achieve profitability with the following key priorities:

ThankYou

Appendix

Appendix 42

# Financial Summary & Guidance

**Strong Balance Sheet with ~$450M+ Cash – Cash Runway Well into 2022**

| | |
|---|---|
| **FINANCIAL POSITION** | |
| **Cash**[1] | ~$450M+ |
| **Cash Runway**[2] | Well Into 2022 |
| **Debt**[1,3] | $152.8M |
| **CAPITALIZATION** | |
| **Shares Outstanding** (as of 12/31/2019) | 255,417,869 |
| **FINANCIAL GUIDANCE** | |
| **FY20 Galafold Revenue Guidance** | $250M-$260M |
| **FY20 Non-GAAP Operating Expense Guidance** | $410M-$420M |

[1] Preliminary and unaudited [2] Based on existing operating plan [3] Includes $2.8 million of convertible debt and $150 million of straight debt

Amicus Therapeutics